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                                EXHIBIT (8)(d)
                                --------------


                     AMENDMENT TO PARTICIPATION AGREEMENT
                                BY AND BETWEEN
                       AUSA LIFE INSURANCE COMPANY, INC.
                          AND ENDEAVOR SERIES TRUST.

                                    AMENDED
                                  SCHEDULE A
                                  ----------

                          EFFECTIVE SEPTEMBER 15, 1997

                    Account(s), Policy(ies) and Portfolio(s)
                     Subject to the Participation Agreement
                     --------------------------------------

Account:       PFL Endeavor Variable Annuity Account
               AUSA Endeavor Variable Annuity Account

Policies:      The Endeavor Variable Annuity
               The Endeavor Platinum Variable Annuity
               The AUSA Endeavor Variable Annuity

Portfolios:    TCW Managed Asset Allocation
               TCW Money Market
               Value Equity
               Dreyfus Small Cap Value
               Dreyfus U.S. Government Securities
               T. Rowe Price International Stock
               T. Rowe Price Equity Income
               T. Rowe Price Growth Stock
               Opportunity Value
               Enhanced Index
               Montgomery Select 50

                                          Approved:
                                          ---------

Endeavor Management Co.                   PFL Life Insurance Company

By: /s/ Vincent J. McGuinness             By: /s/ William L. Busler
   ---------------------------               --------------------------

Title: CEO                                Title: President
      ------------------------                  ------------------------

Date: September 15, 1997                  Date: September 15, 1997
     -------------------------                 -------------------------


AUSA Life Insurance Company, Inc.         Endeavor Series Trust

By: /s/  William L. Busler                By: /s/  James R. McInnis
   ---------------------------               ----------------------------

Title: Vice President                     Title: President
     -------------------------                  -------------------------

Date: September 15, 1997                  Date: September 15, 1997
     -------------------------                 --------------------------